Exhibit 99.1

Investor Presentation

September 2015

Cira Centre, 2929 Arch Street, 17th

Floor, Philadelphia, PA 19104 | 215.243.9000 | rait.com

Disclosure Notices

2

This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about: RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations; projected dividends, net income (loss) allocable to common shares and adjustments thereto, cash available for distribution (“CAD”), and weighted average shares outstanding; and other statements that are not historical facts.

Forward-looking statements are sometimes identified by the words “project,” “assume,” “may”, “will”, “should”, “potential”, “predict”, “continue”, “guide”, “target” or other similar words or expressions. These forward-looking statements are based upon the current beliefs and expectations of RAIT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. RAIT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward- looking statements: whether dilution from our outstanding convertible senior notes or warrants or equity compensation will occur; whether we will be able to achieve our assumed loan originations, property acquisitions, gains on property sales, growth in rental revenue and levels of loan repayments; the timing and amount of investments, repayments and asset sales and capital raised; our ability to use leverage; changes in the expected yield of investments and the overall conditions in commercial real estate and the economy generally; and the risk factors and other disclosure contained in filings by RAIT with the Securities and Exchange Commission (“SEC”), including, without limitation, RAIT’s most recent annual and quarterly reports filed with SEC. RAIT’s SEC filings are available on RAIT’s website at www.rait.com.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or RAIT’s most recent annual and quarterly reports.

This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of RAIT or Independence Realty Trust, Inc. (“IRT”), a RAIT consolidated and managed multifamily equity REIT.

About RAIT

3

RAIT Financial Trust (“RAIT”) (NYSE: RAS), is a multi-strategy commercial real estate company that utilizes a vertically integrated platform focused on lending, owning and managing commercial real estate assets nationwide.

IPO – January 1998

Scalable, “in-house”, commercial real estate platform with over 900 employees (includes property management)

RAIT is organized as an internally-managed REIT with $4.8 billion of assets under management

Offices - Philadelphia, New York, Chicago, Dallas & Charlotte

Quarterly common dividend per share of $0.18, or $0.72 annualized, which would represent a13.4% yield(1)

Seasoned executive team with strong real estate experience

1) Based on a $5.38 stock price as of September 17, 2015 and assumes dividends continue at historical rates.

Sustainable Cash-Flowing Businesses

4

COMMERCIAL REAL ESTATE OWNER & OPERATOR

Maximize value over time

Opportunistic acquisitions & sales

Hedges against inflation

Adds stability to the asset mix

COMMERCIAL REAL ESTATE LENDER

One-source financing option to middle market: originate, underwrite, close & service commercial real estate loans

ASSET & PROPERTY MANAGER

Full service property manager

Asset Manager: S&P & Morningstar rated primary and special loan servicer

External advisor to Independence Realty Trust, Inc. (NYSE MKT: IRT)

As of June 30, 2015

($ in millions)

Commercial Real Estate Business Lines

AUM

% of Total

Gross CAD Contribution(1)

RAIT Commercial Real Estate Lending

$1,517

32%

$44.7

RAIT Commercial Real Estate Owned

$1,067

22%

16.1

Independence Realty Trust (NYSE MKT: IRT)

$717

15%

5.9

Property Management (Third Party)

$1,463

31%

8.1

Assets Under Management

$4,764

100%

$74.8

1) For the six months ending June 30, 2015. Net of respective interest cost. See slide 13 and 17 for CAD by business line and CAD reconciliation.

Commercial Real Estate Lender

5

$0

$150

$300

$450

$600

$750

$900

$1,050

$1,200

FY 2012

FY 2013

FY 2014

Q1 & Q2 2015

$437

Mezzanine Loans

Bridge Loans

$984

$376

$603

($ in millions)

Loan Originations

Opportunity

Over $1.4 trillion of commercial real estate loan maturities from 2015-2019(1)

Loan Types

Bridge loans - balance sheet loans: transitional properties, 3 to 5 year, floating rate over LIBOR, origination & exit fee, approximate floor rates 4.25% - 7.0%

Conduit loans for sale loans: stable properties, 5 to 10 year, fixed rate, approximate coupon range 4.50% - 5.25%

Mezzanine loans – differentiator in the conduit market: stable properties, floating rate, origination fees, approximate coupon: 9.00% -12.00%

Trepp , LLC.

Credit Profile – Q2 2015 Loan Originations

6

Office, 22.1%

Multi-family, 7.4%

Retail, 56.9%

Self Storage, 7.1%

Industrial, 6.5%

Q2 2015 Balance Sheet Originations by Property Type

Office, 25.4%

Multi-family, 2.9%

Retail, 20.6%

Industrial, 24.2%

Hotel, 16.9%

Mixed Use, 10.0%

Q2 2015 Conduit Loan Originations by Property Type

Total originations

$95,325,000

Number of loans

9

Average loan size

$10,591,667

Weighted average LTV (original)

75%

Weighted average LTV (stabilized)

68%

Weighted average DSCR (original)

1.84x

Weighted average DSCR (stabilized)

2.23X

Q2 2015 Floating Rate Balance Sheet Loan Originations Profile

Total originations

$118,287,500

Number of loans

14

Average loan size

$8,449,107

Weighted average LTV

66%

Weighted average DSCR

1.73x

Q2 2015 Fixed Rate Conduit Loan Originations Profile (for sale)

CRE Loan Portfolio Statistics

7

By Property Type (1)

By Geographic Region (1)

Loan Portfolio Statistics

As of June 30, 2015 unless otherwise Indicated ($ in 000s)

(1)	Based on book value at 6/30/2015.

(2) Commercial mortgages includes conduit loans with an unpaid principal balance and carrying amount of $114,048 at June 30, 2015.

Book Value

Weighted- Average Coupon

Range of Maturities

Number of

Loans

Key Statistics

Q2 2015

Q2 2014

Commercial Real Estate (CRE) Loans

CRE Non-accrual loans

$24,851

$30,269

Commercial mortgages

(2)

$1,267,726

5.3%

Sep. 2015 to Jan. 2029

108

% change

(18%)

Mezzanine loans

201,670

9.8%

Jul. 2015 to May 2025

62

Reserve for losses

$12,796

$15,336

Preferred equity interests

36,976

7.3%

Feb. 2016 to Aug. 2033

9

% change

(17)%

Total CRE Loans

$1,506,372

6.0%

179

Provision for losses

$2,000

$1,000

Central

38%

Mid Atlantic

16%

Southeast

25%

West

14%

Northeast

7%

Office

40%

Multi-family

22%

Retail

25%

Other

13%

Commercial Real Estate Owner

8

Directly owned real estate portfolio Strategy to maximize value over time through professional management, increasing occupancy and higher rental rates RAIT – opportunistic sales for capital reinvestment; opportunistic acquisitions and maximize NOI

Independence Realty Trust (IRT) – focus on portfolio growth

Internally managed portfolio provides stability to asset mix and cash flows (a)

Based on properties owned as of June 30, 2015. At September 17, 2015, RAIT owned 15.5% of the outstanding common stock of IRT.

Investments in Real Estate (a)

Average

Physical

Occupancy

Units/

Square Feet/

Acres

Number of

Properties

RAIT Multi-family real estate properties

$

517,475

93.3%

5,911

25

IRT Multi-family real estate properties

716,581

92.5%

9,055

31

Office real estate properties

364,077

77.7%

2,498,803

15

Retail real estate properties

133,471

69.1%

1,814,890

6

Parcels of land

52,284

N/A

21.9

10

Total

$

1,783,888

87

Directly Owned Commercial Real Estate Portfolio Statistics – RAIT & IRT

(a)	Based on book value of properties owned as of June 30, 2015.

.

Investments in Real Estate Property Types (a)

Investments in Real Estate Geographic U.S. Regions (a)

Office

20%

Multi-family

69%

Retail

8%

Other

3%

Central

54%

West

20%

Southeast

20%

Mid-Atlantic

6%

Assets Under Management $4.8 Billion

Asset and Property Manager

-

Multi-family focused property manager

-

75 properties

-

Approx. 20,000 units

-

20 states

-

Office focused property manager

-

3.2 million square feet

-

11 states

-

S&P & Morningstar rated primary and special CRE loan servicer

-

Multi-family equity REIT

-

NYSE MKT: IRT

-

50 properties

-

14,044 units

-

20 states

-

Retail focused property manager

-

67 properties

-

20.2 million square feet

-

25 states

Independence Realty Trust, Inc. (“IRT”)

IRT owned 31 properties totaling $716.6 million at June 30, 2015

Listed August 2013: (NYSE MKT: IRT)

Externally managed by RAIT

Acquire well located apartment buildings in non-gateway markets

IRT benefits from RAIT’s platform & relationships

On September 17, 2015, IRT acquired Trade Street Residential, Inc. (“TSRE”) for $692.9

(a)

million through a combination of cash, IRT stock, OP units and debt assumption

Combined company has over $1.4 billion of total capitalization with 50 properties, 14,044 units in 24 markets

Enhanced scale, improved portfolio quality, accelerated market penetration, immediate financial benefit

Benefits to RAIT shareholders

RAIT owns approximately 7.3 million shares of IRT common stock (approximately 15% of the outstanding common stock post TSRE acquisition)

RAIT’s fee stream linked to growth in IRT’s portfolio and cash flows

Asset management and incentive fee

75 bps of gross real estate (at cost) –

expected to change by Q3 2015 to 0.375% quarterly base management fee (1.5% annually) of IRT’s cumulative equity raised 20% over 7% Core FFO yield – expected to change by Q3 2015 to a quarterly incentive fee equal to 20% of Core FFO in excess of $0.20 per share

Property management fees

(a) Includes $21.6 million in defeasance costs and excludes $25.3 million of transaction costs.

Funding Sources

SECURED FINANCING

LENDING & REAL ESTATE

Floating rate CMBS

(a)

-

FL I : $135 million – L+185

-

FL II: $196 million – L+179

-

FL III: $219 million – L+ 175

-

FL IV: $223 million – L+ 184

Legacy RAIT CRE I & II

-

$1.0 billion outstanding

-

0.60% (weighted average cost)

Agency debt

WAREHOUSE FACILITIES

-

$575 million of capacity

-

50%-75% advance rates

-

Providers

-

Barclays

-

Citibank

-

UBS

CAPITAL MARKETS

-

Common equity

-

Preferred equity

-

Unsecured & convertible bonds

-

Securitization market

RAIT Funding Sources

(a)

Stated transaction size and costs are as of closing and may not reflect current outstanding balance or cost.

.

2014 Actual & 2015 Actual CAD Contribution by Business Line

Gross CAD by Business Lines:	2014 Actual	Q1 2015 Actual[2]	Q2 2015 Actual[2]	YTD 2015 Actual[2]
Commercial Real Estate Lending [1] [3]	$82.3	$21.3	$23.4	$44.7
RAIT Owned Commercial Real Estate [1] [3]	28.1	7.6	7.3	14.9
Asset and Property Management [3]	27.2	7.4	7.7	15.2
Gross CAD	137.6	36.3	38.5	74.8
Expenses and Other Items:				
Cash gains on property sales	-	-	13.1	13.1
One-time transactions [4]	8.0	0.8	1.0	1.8
Less: Corporate Interest and Preferred Dividends	(48.7)	(11.6)	(12.2)	(23.8)
Less: General and Administrative Costs	(39.4)	(10.2)	(10.0)	(20.2)
CAD	$57.5	$15.3	$30.4	$45.7
CAD per share	$0.71	$0.19	$0.37	$0.56
CAD per share excluding gains on property sales	$0.71	$0.19	$0.21	$0.40

(1) Net of respective interest cost.
(2) Results are not indicative of full year expectations.
(3) Includes common dividends received on RAIT's 7.3 million shares of Independence Realty Trust, Inc. (IRT) common stock, asset management and incentive fees for managing IRT and other asset and property management fees.
(4) One-time transactions in 2014 include the Taberna Capital Management ("TCM") SEC settlement, TCM collateral management agreement transfers and other one time items.

RAIT Financial Trust
13

2014 Actual & 2015 Projected CAD Contribution by Business Line (1) (2)

Cash Available for Distribution ("CAD") Contribution by Business Line

(dollars in millions, except per share data)

Gross CAD by Business Lines:	2014 Actual	2015 Full Year Projection(1)			2015 Growth (at the projected CAD mid-point)
Commercial Real Estate Lending (3)	$82.3	$90.8	-	$ 102.2	17.3%
RAIT Owned Commercial Real Estate (3)	28.1	35.7	-	35.7	27.0%
Asset and Property Management (4)	27.2	32.5	-	32.5	19.5%
Gross CAD	137.6	159.0		170.4	19.7%
Expenses and Other Items:					
Cash gains on property sales	-	22.0	-	28.0	
One-time transactions (5)	8.0	1.8	-	1.8	
Less: Corporate Interest and Preferred Dividends	(48.7)	(53.0)	-	(53.0)	
Less: General and Administrative Costs	(39.4)	(43.0)	-	(43.0)	
CAD	$57.5	$86.8	-	$104.2	
CAD per share (2)	$0.71	$1.02	-	$1.20	
CAD per share excluding gains on property sales	$0.71	$0.76	-	$0.88	15%

(1) Projected information constitutes forward-looking information. Actual full 2015 cash available for distribution could vary significantly from the projections presented. CAD may fluctuate based upon a variety of factors, including, but not limited to, the timing and amount of investments, repayments and asset sales, capital raised, use of leverage, changes in the expected yield of investments and the overall conditions in commercial real estate and the economy generally. CAD per share does not take into account any potential dilution from our outstanding convertible senior notes or warrants or equity compensation. The above guidance assumes for 2015: gross loan originations of $1.2 billion to $1.6 billion; $700 to $800 million of property acquisitions; gains on property sales of $22 to $28 million resulting in $0.26-$0.32 per share of gains on property sales, respectively; RAIT's property portfolio experiences 3% to 4% rental revenue growth; RAIT's investment portfolios do not experience significant loan repayments; and 85 million to 87 million weighted average shares outstanding.

(2) See slide 20 for CAD definition, reconciliation of 2014 CAD and 2015 projected net income (loss) allocable to common shares to projected cash available for distribution and management's rationale for the usefulness of this non-GAAP financial measure.

(3) Net of respective interest cost.

(4) Includes common dividends received on RAIT's 7.3 million shares of IRT common stock, asset management and incentive fees for managing IRT and other asset and property management fees.

(5) One-time transactions in 2014 include the TCM SEC settlement, TCM collateral management agreement transfers and other one time items.

RAIT Financial Trust

14

RAIT Highlights & Goals

Growth & stability through a multi-strategy approach Utilize RAIT’s core, integrated, real estate platform and management expertise to maximize shareholder value by investing in and growing RAIT’s core business lines and expand RAIT’s assets under management.

Focus on growth in RAIT’s core businesses

Commercial real estate lending

Commercial real estate ownership

Asset and property management

Opportunistic property sales

Target a mid-teen CAD return

Appendix

Cash Available for Distribution

(1)

(1)

Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, realized non-cash gain (loss) on assets, provision for loan losses and non-cash interest income and expense items). Furthermore, CAD removes the effect of our previous consolidation of the legacy securitizations, T8 and T9, which we deconsolidated as part of our exit of the Taberna business in December 2014. We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments; realized noncash gain (loss) on assets and other; provision for loan losses; impairment on depreciable property; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties; and one-time events pursuant to changes in U.S. GAAP and certain other non-routine items. CAD should not be considered as an alternative to net income (loss) or cash generated from operating activities, determined in accordance with U.S. GAAP, as an indicator of operating performance. For example, CAD does not adjust for the accrual of income and expenses that may not be received or paid in cash during the associated periods. Please refer to our consolidated financial statements prepared in accordance with U.S. GAAP in Part I, Item 1. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

(2)

Based on 82,150,475 weighted-average shares outstanding for the three-month period ended June 30, 2015.

(3)

Based on 81,778,947 weighted-average shares outstanding for the three-month period ended June 30, 2014.

(All $ in 000s except per share numbers)

For the Three-Month Period Ended June 30,

For the Six-Month Period Ended June 30,

2015

2014

2015

2014

Amount

Per Share

(2)

Amount

Per Shar

(3)

Amount

Per Share

(2)

Amount

Per Share

(3)

Cash Available for Distribution:

Net income (loss) allocable to common shares

$18,956

$ 0.2

$(25,650

$ (0.31

$11,859

$ 0.1

$(40,237

$ (0.50)

Adjustments:

Depreciation and amortization expense

17,005

0.2

13,44

0.1

36,022

0.4

25,48

0.32

Change in fair value of financial instruments

(8,356)

(0.10

25,07

0.3

(12,846)

(0.16

49,21

0.61

(Gains) losses on assets

(4,196)

(0.05

7,59

0.0

(3,371)

(0.04

5,37

0.07

(Gains) losses on extinguishment of debt

-

-

(2,421

(0.03)

Taberna VIII and Taberna IX securitizations, net effect

-

(7,028

(0.09

-

(14,088

(0.18)

Straight-line rental adjustments

23

0.0

2

0.0

25

0.0

(91

0.00

Share-based compensation

1,046

0.0

1,18

0.0

2,394

0.0

2,62

0.03

Origination fees and other deferred items

8,253

0.1

5,18

0.0

16,636

0.2

9,73

0.12

Provision for losses

2,000

0.0

1,00

0.0

4,000

0.0

2,00

0.03

Noncontrolling interest effect from certain adjustments

(4,421)

(0.05

(1,095

(0.01

(9,134)

(0.11

(635

(0.01)

Cash Available for Distribution

$30,310

$0.3

$19,72

$0.2

$45,585

$0.5

$36,95

$0.46

RAIT Key Statistics

(All $ in 000s except per share numbers)

	As of or For the Three-Month Periods Ended				
	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Financial Statistics:					
Total revenue	$ 79,413	$ 75,897	$ 73,857	$ 75,293	$ 73,256
Earnings (loss) per share, diluted	$ 0.22	$ (0.09)	$ (3.11)	$ (0.28)	$ (0.31)
Funds from operations per share	$ 0.15	$ 0.05	$ (2.97)	$ (0.17)	$ (0.20)
Cash available for distribution per share	$ 0.37	$ 0.19	$ 0.26	$ — [f]	$ 0.24
Common dividend declared per share	$ 0.18	$ 0.18	$ 0.18	$ 0.18	$ 0.18
Assets under management	$ 4,764,259	$ 4,607,413	$ 4,485,525	$ 5,417,579	$ 5,266,296
Commercial Real Estate ("CRE") Loan Portfolio (a):					
Reported CRE Loans—unpaid principal	$ 1,524,159	$ 1,518,969	$ 1,409,254	$ 1,369,138	$ 1,325,748
Non-accrual loans—unpaid principal	$ 24,851	$ 24,851	$ 25,281	$ 40,741	$ 30,269
Non-accrual loans as a % of reported loans	1.6%	1.6%	1.8%	3.0%	2.3%
Reserve for losses	$ 12,796	$ 10,797	$ 9,218	$ 15,662	$ 15,336
Reserves as a % of non-accrual loans	51.5%	43.4%	36.5%	38.4%	50.7%
Provision for losses	$ 2,000	$ 2,000	$ 2,000	$ 1,500	$ 1,000
CRE Property Portfolio:					
Reported investments in real estate, net (b)	$ 1,605,316	$ 1,658,659	$ 1,671,971	$ 1,400,715	$ 1,268,769
Net operating income (b)	$ 29,116	$ 27,990	$ 23,148	$ 20,932	$ 19,524
Number of properties owned (b)	87	89	89	80	74
RAIT Multifamily units owned	5,911	7,043	7,043	7,043	7,043
IRT Multifamily units owned	9,055	8,819	8,819	6,473	5,345
Office square feet owned	2,498,803	2,498,803	2,498,803	2,286,284	2,248,321
Retail square feet owned	1,378,171	1,378,171	1,356,487	1,356,487	986,427
Redevelopment square feet owned	436,719	435,307	434,482	434,482	434,482
Acres of land owned	21.92	21.92	21.92	21.92	21.92
Average physical occupancy data:					
RAIT Multifamily properties	93.3%	93.5%	92.0%	92.8%	92.7%
IRT Multifamily properties	92.5%	94.0%	92.7%	92.6%	93.1%
Office properties	77.7%	75.0%	75.6%	75.0%	74.3%
Retail properties (f)	69.1%	70.4%	70.5%	71.1%	62.1%
Average effective rent per unit/square foot (c)					
RAIT Multifamily (d)	$ 834	$ 817	$ 785	$ 783	$ 773
IRT Multifamily (d)	$ 840	$ 824	$ 789	$ 789	$ 765
Office (e)	$ 21.44	$ 21.01	$ 21.53	$ 19.64	$ 20.10
Retail (e) (f)	$ 15.30	$ 14.53	$ 15.11	$ 14.11	$ 13.82

(a) CRE Loan Portfolio includes commercial mortgages, mezzanine loans, and preferred equity interests only.
(b) Includes 31 apartment properties owned by IRT and a book value of $685.4 million as of June 30, 2015.
(c) Based on properties owned as of June 30, 2015.
(d) Average effective rent is rent per unit per month.
(e) Average effective rent is rent per square foot per year.
(f) Excludes Murrels Retail, a retail property in re-development with an occupancy of 52.5% and average effective rent per square foot of $9.93 for the quarter ended June 30, 2015.

RAIT Financial Trust 18

Segment Reporting

(All $ in 000s except per share numbers)

(a)

The transactions that occur between the reportable segments include advisory and property management services, as well as,

providing commercial mortgages on our owned real estate.

.

Real Estate Lending

Owning and Management

IRT

Eliminations (a)

Consolidated

Three-Month Period Ended June 30, 2015:

Net interest margin .

$

16,766

$

—

$

(241

$ 16,525

Rental income .

32,661

22,812

—

55,473

Fee and other income

11,835

—

(4,420

7,415

Provision for losses

.

2,000

—

—

2,000

Depreciation and amortization expense

.

11,285

5,720

—

17,005

Operating income

1,406

353

1

1,760

Change in fair value of financial instruments .

8,356

—

—

8,356

Income tax benefit (provision)

(715)

—

—

(715)

Net income (loss)

27,396

353

(1,308

26,441

Six-Month Period Ended June 30, 2015:

Net interest margin .

$

33,338

$

—

$

(479

$ 32,859

Rental income .

64,930

44,512

—

109,442

Fee and other income

21,625

—

(8,616

13,009

Provision for losses

.

4,000

—

—

4,000

Depreciation and amortization expense

.

24,264

11,758

—

36,022

Operating income

(1,598)

111

—

(1,487)

Change in fair value of financial instruments .

12,846

—

—

12,846

Income tax benefit (provision)

(1,297)

—

—

(1,297)

Net income (loss)

29,213

112

(2,618

26,707

2014 Actual & 2015 Projected Cash Available for Distribution (1) (2)

Reconciliation of RAIT Annualized Projected Net Income (Loss) Allocable to Common Shares and Projected Cash Available for Distribution ("CAD")			
(dollars in millions, except per share data)			
	2014 Actual CAD	2015 Annualized Projected CAD (1)	
Net income (loss) allocable to common shares	$ (318.5)	$ (8.2)	- $ 7.6
Adjustments:			
Depreciation, amortization expense and other items	376.0	95.0	- 96.6
CAD	$ 57.5	$ 86.8	- $ 104.2
CAD per share	$ 0.71	$ 1.02	- $ 1.20
CAD Return (3)	11.5%	16.3%	19.1%

(1) Projected information constitutes forward-looking information. Actual full 2015 cash available for distribution could vary significantly from the projections presented. CAD may fluctuate based upon a variety of factors, including, but not limited to, the timing and amount of investments, repayments and asset sales, capital raised, use of leverage, changes in the expected yield of investments and the overall conditions in commercial real estate and the economy generally. CAD per share does not take into account any potential dilution from our outstanding convertible senior notes or warrants or equity compensation. The above guidance assumes for 2015: gross loan originations of $1.2 billion to $1.6 billion; $700 to $800 million of property acquisitions; gains on property sales of $22 to $28 million resulting in $0.26-$0.32 per share of gains on property sales, respectively; RAIT's property portfolio experiences 3% to 4% rental revenue growth; RAIT's investment portfolios do not experience significant loan repayments; and 85 million to 87 million weighted average shares outstanding.

(2) Cash available for distribution, or CAD, is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses CAD, among other measures, to evaluate profitability and our board of trustees considers CAD in determining our quarterly cash distributions. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, realized gain (loss) on assets, provision for loan losses and non-cash interest income and expense items). We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including, depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments; realized noncash gain (loss) on assets and other; provision for loan losses; impairment on depreciable property; acquisition gains or losses and transaction costs; certain fee income eliminated in consolidation that is attributable to third parties and one-time events pursuant to changes in U.S. GAAP and certain other non-recurring items. CAD should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. For example, CAD does not adjust for the accrual of income and expenses that may not be received or paid in cash during the associated periods. Please refer to our consolidated financial statements prepared in accordance with U.S. GAAP in Item 8 of our Annual Report on Form 10-K. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.

(3) CAD Return is computed by dividing CAD per share by average Adjusted Book Value (ABV) during 2014. For 2015, CAD Return is computed using ABV as of June 30, 2015 of $6.27 per common share. See slide 21 for a reconciliation of RAIT's total shareholders' equity to its adjusted book value, a non-GAAP financial measure.

RAIT Financial Trust

20

Adjusted Book Value (1)

(1) Management views adjusted book value as a useful and appropriate supplement to shareholders’ equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of various items that we are required to record in accordance with GAAP but which have limited economic impact on our business. Those adjustments primarily reflect accumulated depreciation and amortization, the valuation of long-term derivative instruments and a valuation of our recurring collateral and property management fees. Adjusted book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders’ equity, determined in accordance with GAAP, as a measure of book value. Adjusted book value should be reviewed in connection with shareholders’ equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Adjusted book value may be defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted book value to that of other REITs.

(2)	Based on 82,895,723 common shares outstanding as of June 30, 2015.

(3) Based on 5,303,591 Series A preferred shares, 2,325,626 Series B preferred shares, and 1,640,100 Series C preferred shares outstanding as of June 30, 2015, all of which have a liquidation preference of

$25.00 per share.

(4)

Includes the estimated value of the (1) property management fees to be received by RAIT as of June 30, 2015 from RAIT Residential and Urban Retail, the RAIT I and RAIT II securitizations, value ascribed to fixed-rate CMBS loan sale business and (2) advisory fees to be received by RAIT from IRT as of June 30, 2015. The other item included is the incremental market value of RAIT’s ownership of 7.3 million shares of IRT common stock over RAIT’s book value for these shares at June 30, 2015. We did not tax effect the valuation of these items as we have loss carryforwards that could absorb the potential gain. (All $ in 000s except per share numbers)

As of June 30, 2015

Amount

Per Share (2)

Total shareholders’ equity

$ 378,956

$ 4.57

Liquidation value of preferred shares characterized as equity(3)

(231,733)

(2.80)

Book value

147,223

1.77

Adjustments:

RAIT I and RAIT II derivative liabilities

12,154

0.15

Fair value for warrants and investor SARs

22,181

0.27

Accumulated depreciation and amortization

263,464

3.17

Valuation of recurring collateral, property management fees and other items (4)

75,106

0.91

Total adjustments

$ 372,905

$ 4.50

Adjusted book value

$ 520,128

$ 6.27